UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Zynga Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of  ZYNGA INC.  To Be Held On: May 17, 2021 at 2:00 PM PT https://web.lumiagm.com/287175525 Password: zynga2021 (Case sensitive)  COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER  This communication is not a voting form and presents only an overview of the more complete proxy materials that are available to youontheInternet. We encourage you to access and review all of the important information contained in the proxy materials before voting.  If you want to receive a paper or e-mail copy of the proxy materials you must request one. A paper or e-mail copy of the proxy materials will not be sent to you unless you make a request for these materials. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 6, 2021.  Please visit http://www.astproxyportal.com/ast/17382, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report to Stockholders TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials  TO VOTE: BY INTERNET: Before The Meeting -To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time on Sunday, May 16, 2021. During the Meeting -You may attend the Annual Meeting via the Internet and vote your shares during the  meeting. Go to: https://web.lumiagm.com/287175525 Password: zynga2021 (Case sensitive). Have your control number available and follow the instructions. BY MAIL: You may request a card by following the instructions above.  1. To elect as directors each of the nine nominees listed in the proxy statement to serve until the next annual meeting. NOMINEES:  Mark Pincus Frank Gibeau Dr. Regina E. Dugan William "Bing" Gordon Louis J. Lavigne, Jr. Carol G. Mills Janice M. Roberts Ellen F. Siminoff Noel B. Watson  Please note that you cannot use this notice to vote by mail.  2. To approve, on an advisory basis, the compensation of Zynga’s named executive officers. 3. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of Zynga for its fiscal year ending December 31, 2021. 4. Shareholder proposal to amend the shareholding threshold to call a Special Meeting. THE BOARD OF DIRECTORS RECOMMENDSAVOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSALS 2AND 3.  THE BOARD OF DIRECTORS RECOMMENDS “AGAINST” PROPOSAL 4.

.

Your Vote Counts!  ZYNGA INC.  2021 Annual Meeting Vote by May 16, 2021 11:59 PM ET  Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735  Ricky Campana P.O. Box 123456  30# Suite 500 51 Mercedes Way Edgewood, NY 11717  FLASHID-JOB#  1 OF 2 322,224148,294  You invested in ZYNGA INC. and it's time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2021.  Get informed before you vote  View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 03, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users  Point your camera here and vote without entering a control number  Vote in Person at the Meeting*  May 17, 2021  2:00 PM PDT ZYNGA INC. Via the Internet at: https://web.lumiagm.com/287175525 Password: zynga2021 (Case sensitive)  *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  ZYNGA INC. 2021 Annual Meeting Vote by May 16, 2021 11:59 PM ET Board Voting Items Recommends  1. 1A Election of Directors Nominees: Mark Pincus For 1B Frank Gibeau For 1C Dr. Regina E. Dugan For 1D William "Bing" Gordon For 1E Louis J. Lavigne, Jr. For 1F Carol G. Mills For 1G Janice M. Roberts For 1H Ellen F. Siminoff For 1I Noel B. Watson For 2 To approve, on an advisory basis, the compensation of Zynga's named executive officers. For 3 To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of Zynga for its fiscal year ending December 31, 2021. For 4 Shareholder proposal to amend the shareholding threshold to call a Special Meeting. Against  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.  1.00000 322,224 148,294 FLASHID-JOB#